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                                                                    EXHIBIT 24-1
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                                POWER OF ATTORNEY
                  FILING OF REGISTRATION STATEMENT ON FORM S-3


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NORTHROP GRUMMAN CORPORATION, a Delaware corporation (the "Company"), nominate, constitute and appoint RICHARD R. MOLLEUR and SHEILA M. GIBBONS, and each of them, acting or signing singly, as his or her agents and attorneys-in-fact, in his or her respective name and in the capacity indicated below to execute and/or file (1) a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Act"), in connection with the registration under the Act of Debt Securities, Preferred Stock, Common Stock, Warrants to purchase Debt Securities and Warrants to purchase Equity Securities (including the final prospectus, schedules and all exhibits and other documents filed therewith or constituting a part thereof); and (2) any one or more amendments to any part of the foregoing registration statement, including any post-effective amendments or appendices or supplements that may be required to be filed under the Act to keep such registration statement effective or to terminate its effectiveness.

Further, the undersigned do hereby authorize and direct the said agents and attorneys-in-fact to take any and all actions and execute and file any and all documents with the Securities and Exchange Commission (the "SEC"), or state regulatory agencies, necessary, proper or convenient in their opinion to comply with the Act and the rules and regulations or orders of the SEC, or state regulatory agencies, adopted or issued pursuant thereto, including the making of any requests for acceleration of the effective date of said registration statement, to the end that the registration statement of the



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Company shall become effective under the Act and any other applicable law.

Finally, each of the undersigned does hereby ratify, confirm and approve each and every act and document which the said appointment agents and attorneys-in-fact may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such document had been executed or filed by the undersigned, respectively.

This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the SEC.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 17th day of August, 1994.


/s/ KENT KRESA
- --------------------------------   Chairman of the Board,
Kent Kresa                         President and Chief
                                   Executive Officer and
                                   Director (Principal
                                   Executive Officer)

/s/ OLIVER C. BOILEAU, JR.
- --------------------------------   Director
Oliver C. Boileau, Jr.


/s/ JACK R. BORSTING
- --------------------------------   Director
Jack R. Borsting


/s/ RENSO L. CAPORALI
- --------------------------------   Director
Renso L. Caporali


/s/ JOHN T. CHAIN, JR.
- --------------------------------   Director
John T. Chain, Jr.


/s/ JACK EDWARDS
- --------------------------------   Director
Jack Edwards



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/s/ BARBARA C. JORDAN
- --------------------------------   Director
Barbara C. Jordan


/s/ AULANA L. PETERS
- --------------------------------   Director
Aulana L. Peters


/s/ JOHN E. ROBSON
- --------------------------------   Director
John E. Robson


/s/ RICHARD M. ROSENBERG
- --------------------------------   Director
Richard M. Rosenberg


/s/ WILLIAM F. SCHMIED
- --------------------------------   Director
William F. Schmied


/s/ BRENT SCOWCROFT
- --------------------------------   Director
Brent Scowcroft


/s/ JOHN BROOKS SLAUGHTER
- --------------------------------   Director
John Brooks Slaughter


/s/ WALLACE C. SOLBERG
- --------------------------------   Director
Wallace C. Solberg


/s/ RICHARD J. STEGEMEIER
- --------------------------------   Director
Richard J. Stegemeier


/s/ RICHARD B. WAUGH, JR.
- --------------------------------   Corporate Vice President and
Richard B. Waugh, Jr.              Chief Financial Officer
                                   (Principal Financial
                                   Officer)


/s/ NELSON F. GIBBS
- --------------------------------   Corporate Vice President and
Nelson F. Gibbs                    Controller (Principal
                                   Accounting Officer)




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